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                                                                    EXHIBIT 99.4

                            FORM OF VOTING AGREEMENT


        This VOTING AGREEMENT (the "AGREEMENT") is made and entered into as of May 24, 2000, among VHA Inc., a Delaware corporation ("VHA"), University HealthSystem Consortium, an Illinois corporation ("UHC"), and the undersigned stockholder ("STOCKHOLDER") of Neoforma.com, Inc., a Delaware corporation ("PARENT").

                                    RECITALS

        A. Concurrently with the execution of this Agreement, Parent and VHA and Parent and UHC are entering into respective Amended and Restated Common Stock and Warrant Agreements pursuant to which Parent will issue to VHA and UHC, respectively, shares of Parent Common Stock and warrants to purchase Parent Common Stock (the "STOCK AND WARRANT AGREEMENTS"), in consideration for such parties' entry into and continued performance under certain commercial arrangements among such parties, Parent and others. The security issuances contemplated by the Stock and Warrant Agreements are referred to herein as the "TRANSACTIONS". Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Stock and Warrant Agreements.

        B. Stockholder is the record holder of such number of outstanding shares of capital stock of Parent as is indicated on the final page of this Agreement.

        C. As a material inducement for VHA and UHC to enter into the Stock and Warrant Agreements, VHA and UHC desire Stockholder to agree, and Stockholder is willing to agree, to vote the Shares (as defined below), and such other shares of capital stock of Parent over which Stockholder has voting power, so as to facilitate consummation of the Transactions.

                In consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, the parties agree as follows:

        1. AGREEMENT TO VOTE SHARES

                1.1 Definitions. For purposes of this Agreement:

                        (a) Shares. The term "SHARES" shall mean that number of issued and outstanding shares of Parent Common Stock set forth on the signature page hereto owned of record or beneficially by Stockholder or over which Stockholder exercises voting power, in each case, as of the record date for persons entitled (i) to receive notice of, and to vote at the meeting of the stockholders of Parent called for the purpose of voting on the matters referred to in Section 1.2 or (ii) to take action by written consent of the stockholders of Parent with respect to the matters referred to in Section 1.2.

                        (b) Transfer. Stockholder shall be deemed to have effected a "TRANSFER" of a security if Stockholder directly or indirectly: (i) sells, pledges, encumbers, transfers or disposes of, or grants an option with respect to, such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale, pledge,



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encumbrance, transfer or disposition of, or grant of an option with respect to, such security or any interest therein.

                1.2 Agreement to Vote Shares. Stockholder hereby covenants and agrees that, during the period commencing on the date hereof and continuing until the first to occur of (i) the closing of the Transactions (the "CLOSING") and (ii) termination of this Agreement in accordance with its terms, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the stockholders of Parent, however called, or in connection with any written consent of the stockholders of Parent, Stockholder will appear at the meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum and vote or consent (or cause to be voted or consented) the Shares:

                (1) in favor of the issuance of shares of Parent Common Stock and warrants to purchase Parent Common Stock, and the shares of Parent Common Stock issuable pursuant to the terms of such warrants pursuant to the Stock and Warrant Agreements, and the other actions contemplated by the Stock and Warrant Agreements and any actions required in furtherance thereof; and

                (2) against approval of any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Parent under the Stock and Warrant Agreements, or of Stockholder under this Agreement.

                Stockholder further agrees not to enter into any agreement or understanding with any person the effect of which would be inconsistent with or violative of any provision contained in this Section 1.2.

                1.3. Transfer and Other Restrictions. (a) Prior to the termination of this Agreement, Stockholder agrees not to, directly or indirectly:

                        (i) offer for sale, Transfer or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, Transfer or other disposition of any or all of the Shares or any interest therein except as provided in Section 1.2 hereof;

                        (ii) grant any proxy, power of attorney, deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares except as provided in this Agreement; or

                        (iii) take any other action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing its obligations under this Agreement.

                (b) To the extent Stockholder is, as of the date hereof, party to a contract or agreement that requires Stockholder to Transfer Shares to another person or entity (excluding a



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contract or agreement pledging Shares to Parent), Stockholder will not effect any such Transfer unless and until the transferee agrees to be bound by and executes an agreement in the form of this Agreement with respect to the Shares to be Transferred. Nothing herein shall prohibit Stockholder from exercising (in accordance with the terms of the option or warrant, as applicable) any option or warrant Stockholder may hold.

        2. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

                (a) Stockholder is the record and beneficial owner of, or Stockholder exercises voting power over, the shares of Parent capital stock indicated on the final page of this Agreement, which, on and as of the date hereof, are free and clear of any Encumbrances that would adversely affect the ability of Stockholder to carry out the terms of this Agreement.

                (b) Stockholder has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated by this Agreement have been duly authorized by all necessary action (including any consultation, approval or other action by or with any other person). This Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation which would result in the creation of any Encumbrance upon any of the Shares owned by such Stockholder under, any provision of Stockholder's charter documents (if applicable), applicable law or regulation or of any agreement, judgment, injunction, order, decree, or other instrument binding on such Stockholder or any Shares owned by such Stockholder. No consent, approval, order or authorization of, or registration, declaration or filing with or exemption by any Governmental Entity is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated by this Agreement, except for applicable requirements, if any, of Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into and perform this Agreement.

        3. TERMINATION

        This Agreement shall terminate and shall have no further force or effect as of the first to occur of (i) the Closing and (ii) such date and time as a Stock and Warrant Agreement shall have been validly terminated pursuant to the terms thereof.

        4. MISCELLANEOUS

                4.1 Severability. If any term, provision, covenant or restriction of this



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Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                4.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without prior written consent of the others. Any purported assignment in violation of this Section shall be void.

                4.3 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

                4.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that VHA and UHC will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to VHA and UHC upon any such violation, VHA and UHC shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to VHA and UHC at law or in equity.

                4.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given upon delivery either by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile number for a party as shall be specified by like notice):

IF TO VHA:                             WITH A COPY TO:

VHA Inc.                               Skadden, Arps, Slate, Meagher & Flom, LLP
220 East Las Colinas Boulevard         Four Times Square
Irving, Texas 75039-5500               New York, New York 10036
Facsimile: 972-830-0391                Facsimile: 212-735-2000
Attn:  Chief Financial Officer         Attn: Nancy A. Lieberman

IF TO UHC:                             WITH A COPY TO:

University HealthSystem Consortium     McDermott, Will & Emery
2001 Spring Road, Suite 700            227 West Monroe Street
Oak Brook, Illinois 60523              Chicago, Illinois 60606
Facsimile: 630-954-4730                Facsimile: 312-984-7700
Attn:  Executive Vice President        Attn: Virginia H. Holden

If to Stockholder, to the address for notice set forth on the last page hereof.



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with a copy to:

Fenwick & West LLP
Two Palo Alto Square
Palo Alto, California 94306
Attn:   Gordon K. Davidson
        Douglas N. Cogen
Facsimile: 650 494-1417


Any party hereto may by notice so given provide and change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above.

                4.6 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of Delaware, excluding that body of law relating to conflict of laws.

                4.7 Entire Agreement. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

                4.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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        IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed by their duly authorized respective officers as of the date first above written.

                                        VHA INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        UNIVERSITY HEALTHSYSTEM CONSORTIUM


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        STOCKHOLDER:

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                                        By:
                                           -------------------------------------

                                        Name:
                                        Title:

                                        Stockholder's Address for Notice:

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                                        Outstanding shares of Parent
                                        capital stock beneficially
                                        owned by Stockholder and
                                        covered by this Agreement:

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